Exhibit 10.1

                               AMENDMENT NO. 2 TO
                       KRONOS ADVANCED TECHNOLOGIES, INC.
                       SECURED CONVERTIBLE PROMISSORY NOTE


         This Amendment No. 2 to the Kronos Advanced Technologies, Inc. (the "Maker") Secured Convertible Promissory Note is entered into on March 13, 2008 and effective as of February 29, 2008 ("Amendment No. 1") by and between the Maker and Sands Brothers Venture Capital LLC, a New York limited liability company ("Sands I"), Sands Brothers Venture Capital II LLC, a New York limited liability company ("Sands II"), Sands Brothers Venture Capital III LLC, a New York limited liability company ("Sands III"), Sands Brothers Venture Capital IV LLC, a New York limited liability company ("Sands IV") and Critical Capital Growth Fund, L.P., a Delaware limited partnership and a debenture licensed U.S. Small Business Investment Company ("CCGF") (Sands I, Sands II, Sands III, Sands IV, and CCGF, together with their respective successors, representatives, and permitted assigns, are collectively referred to as, the "Holder").

                                    RECITALS

         A. Maker issued the Holder a Secured Convertible Promissory Note dated June 19, 2007 in the principal amount of up to Eight Hundred Fifty-Nine Thousand Dollars ($859,000.00) with an initial Maturity Date of December 31, 2007, as amended by Amendment No. 1 to the Note dated December 31, 2007 (collectively, the "Note"). Capitalized terms used herein but not otherwise defined shall have the meanings given them in the Note.

         B. Pursuant to Amendment No. 1 to the Note ("Amendment No. 1"), among other things, Maker and Holder agreed to extend the Maturity Date to February 29, 2007.

         C. Maker and Holder desire to further amend the terms of the Note to further extend the Maturity Date to April 30, 2008.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Extension of Maturity Date. The Maturity Date of the Note is hereby further extended to April 30, 2008 (the "Extended Maturity Date"). All references in the Note to December 31, 2007 (or February 29, 2008) or Maturity Date shall be deemed to be a reference to the Extended Maturity Date.

         2. Amendment No. 2 Fee. In addition to any fees or other amounts payable by Maker to the Holder under the terms of the Note, Maker agrees to pay to the Holder an amendment fee comprised of (a)(i) at the option of the Holder, pursuant to written notice delivered to Maker at least three business days prior to the Extended Maturity Date, (1) a $12,500 cash payment or (2) the issuance to the Holder of 818,112 shares of the Maker's common stock, par value $0.001 per share (the "Common Stock") and (ii) the issuance to the Holder of 818,113 shares of the Maker's Common Stock, in each case, due and payable on the Extended Maturity Date and (b) if all outstanding amounts under the Note have not been repaid in full on or prior to March 31, 2008, in addition to the amounts set forth in (a) above, (i) at the option of the Holder, pursuant to written notice delivered to Maker at least three business days prior to the Extended Maturity Date, (1) a $12,500 cash payment or (2) the issuance to the Holder of 818,112 shares of the Maker's Common Stock and (ii) the issuance to the Holder of 818,113 shares of the Maker's Common Stock, in each case, due and payable on the Extended Maturity Date.

         3. Amendment No. 1 Amendment Fee. Maker and Holder agree that Maker's obligation to pay an amendment fee pursuant to Section 3 (Amendment Fee) of Amendment No. 1 is hereby amended as follows.

                  a. With respect to the portion of the amendment fee due pursuant to Section 3(a) of Amendment No. 1, Maker and Holder agree that at the option of the Holder, pursuant to written notice delivered to Maker at least three business days prior to the Extended Maturity Date, Maker shall (i) pay Holder a $25,000 cash payment or (ii) issue Holder 1,470,588 shares of Maker's Common Stock, in each case, due and payable on the Extended Maturity Date, in full satisfaction of that portion of the amendment fee due pursuant to Section 3(a) of Amendment No. 1.

                  b. With respect to the portion of the amendment fee due pursuant to Section 3(b) of Amendment No. 1, as promptly as practicable following the date hereof, Maker agrees to issue to Holder 1,470,588 shares of the Maker's Common Stock in full satisfaction of that portion of the amendment fee due pursuant to Section 3(b) of Amendment No. 1.

         4. Miscellaneous. Except as specifically set forth in this Amendment No. 2, all of the terms and conditions of the Note, as amended, shall remain in full force and effect. This Amendment No. 2 shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         [Signatures on following page]

         IN WITNESS WHEREOF, Maker and Holder have each executed and delivered this Amendment No. 2 as of the day and year first above written.

                                   MAKER:

                                   Kronos Advanced Technologies, Inc.


                                   By: /s/ Daniel R. Dwight
                                       --------------------
                                   Name: Daniel R. Dwight
                                   Title: Chief Executive Officer and President


                                   HOLDER:

                                   Sands Brothers Venture Capital LLC


                                   By:/s/ Scott Baily
                                      ---------------
                                   Name: Scott Baily
                                   Title: Chief Administration Officer


                                   Sands Brothers Venture Capital II LLC


                                   By: /s/ Scott Baily
                                       ---------------
                                   Name: Scott Baily
                                   Title: Chief Administration Officer


                                   Sands Brothers Venture Capital III LLC


                                   By: /s/ Scott Baily
                                       ---------------
                                   Name: Scott Baily
                                   Title: Chief Administration Officer


                                   Sands Brothers Venture Capital IV LLC


                                   By: /s/ Scott Baily
                                       ---------------
                                   Name: Scott Baily
                                   Title: Chief Administration Officer

                                   Critical Capital Growth Fund, L.P.

                                   By:  Critical Capital, L.P., its general
                                        partner

                                   By: Critical Capital Corporation, its general
                                       partner


                                   By: /s/ Charles Robinson
                                       --------------------
                                   Name: Charles Robinson
                                   Title: President


                                   By: /s/ Steven Sands
                                       ----------------
                                   Name: Steven Sands
                                   Title: Chairman